UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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VEEVA SYSTEMS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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SUPPLEMENT TO PROXY STATEMENT

This proxy statement supplement, dated June 7, 2017, supplements the definitive proxy statement (Proxy Statement) of Veeva Systems Inc., which was previously filed with the Securities and Exchange Commission on May 9, 2017 and originally distributed and made available on or about May 9, 2017, relating to our 2017 Annual Meeting of Stockholders to be held on Wednesday, June 21, 2017. The following table supplements, amends, and restates the corresponding table found on page 30 of our Proxy Statement to correct a typographical error in the far right column of the table.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of January 31, 2017 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (2)
Equity compensation plans approved by stockholders	19,644,993	7.48	21,013,508	(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	19,644,993		21,013,508

(1)	The weighted average exercise price does not take into account outstanding restricted stock or RSUs.

(2)	Included in this amount are 4,897,856 shares available for future issuance under the 2013 Employee Stock Purchase Plan (ESPP).

(3)

On the first business day of each fiscal year during the term of our 2013 Equity Incentive Plan (2013 Plan), commencing on February 1, 2014, the number of authorized shares of our Class A common stock under our 2013 Plan automatically increases by a number of shares of our Class A common stock equal to the least of (i) 5% of the total number of shares of all classes of our common stock issued and outstanding on the last business day of the prior fiscal year, (ii) 13,750,000 shares of our Class A common stock or (iii) a number of shares of our Class A common stock determined by our Board. On the first business day of each fiscal year during the term of our ESPP, commencing on February 1, 2014, the number of authorized shares of our Class A common stock under our ESPP automatically increases by a number of shares of our Class A common stock equal to the least of (i) 1% of the total number of shares of all classes of our common stock issued and outstanding on the last business day of the prior fiscal year, (ii) 2,200,000 shares of our Class A common stock or (iii) a number of shares of our Class A common stock determined by our Board.